PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED

Dear Shareholder:

     Fiscal 1997, which ended on November 30th, was a good year, but not necessarily an easy one. Lots of little things added up to produce a return of 14.4% on the net asset value ("NAV") of the shares. This extended the Fund's history of excellent returns as shown in the following table.

----------------------------------------------------------------------------------------
                       PREFERRED INCOME OPPORTUNITY FUND
               TOTAL RETURNS ON NET ASSET VALUE THROUGH 11/30/97

        1 Year.........................................................   14.4% Per Year
        3 Years........................................................   18.1% Per Year
        5 Years........................................................   12.6% Per Year
        Since Inception on 2/13/92.....................................   13.2% Per Year

     Distributions are assumed to be reinvested at the price obtained by the Fund's
     Dividend Reinvestment Plan.
----------------------------------------------------------------------------------------

     We have often said that the Fund is intended to be an alternative to better quality bond funds, hopefully involving less exposure to the unpleasant effects of fluctuations in interest rates. Our success in accomplishing that part of our mission is demonstrated by the table below, which separates the Fund's performance into weak and strong market periods. It compares the Fund to a group of up to 59 closed-end bond funds consisting of all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in the data base compiled by Lipper Analytical Services, Inc. Any month in which the Lipper bond fund composite earned a better total return than U.S. Treasury Bills was considered a strong market; all other months were deemed to be weak markets.

----------------------------------------------------------------------------------------
                        TOTAL RETURNS ON NET ASSET VALUE

                                                            WEAK      STRONG      ALL
                                                          MARKETS    MARKETS    MARKETS
                                                          --------   --------   --------
    Preferred Income Opportunity Fund....................    -0.2%      20.9%      12.9%*
    Lipper Higher Quality Bond Fund Composite............    -9.9%      19.5%       8.0%


     Based on data prepared by Lipper Analytical Services, Inc. on the average annualized total returns in the 70 months ended 11/30/97, including 25 weak months and 45 strong months.

   * Differs from 13.2% return shown in the first table because Lipper assumes distributions are reinvested at NAV.
----------------------------------------------------------------------------------------

     As shown above, based on total returns on NAV, the Fund has outperformed the bond funds in both weak and strong markets. We expect to do well in really weak markets, despite our leverage, because of the hedging strategy that is unique to the Fund (and its two sister funds). In strong markets, however, the cost of our hedges is, pure and simple, a drag on the Fund's performance that must be overcome by our leverage; and just keeping up with the bond funds would be a reasonable goal. Obviously, we did better than that! Overall, the combination of exceptional performance in weak markets and good returns in strong markets resulted in the return of 12.9% on NAV versus 8.0% for the bond funds over the entire period of almost 6 years since the Fund started.

     On balance, the Fund benefited from some rather wide swings in long term interest rates during the fiscal year, but it was a constant battle. Long term U.S. Treasury bond yields ended the year at just over 6%, compared to approximately 6 3/8% a year earlier. The net decline in interest rates produced stronger prices for the Fund's portfolio of preferred stock prices, which was certainly helpful. However, moderate declines in interest rates such as this, with significant zigs and zags along the way, can create some "interesting" hedging challenges. On the whole, the systematic adjustments we made in our hedge positions along the way worked out well. Thus, the Fund earned attractive total returns on hedged preferreds overall.

     The supply of traditional preferred stocks eligible for the Dividends Received Deduction ("DRD") continues to shrink as outstanding issues are retired faster than new issues come to market. Most of these retirements have been tax motivated. More recently, however, we have also seen a number of utilities seeking to modify or eliminate their outstanding traditional preferred stocks in order to gain greater flexibility for coping with increasing competition in the utility industry. This "creeping scarcity" has helped the value of the Fund's holdings of traditional preferreds, although the phenomenon is now pretty well reflected in the market. The newer forms of "hybrid" preferreds that are not eligible for the DRD are in much more ample supply.

     The pie charts show the shifts in the composition of the Fund's portfolio by sectors over the last year.


        11/30/96                                         11/30/97


              [PREFERRED INCOME OPPORTUNITY FUND PIE CHARTS]

Adjustable Rates -- 31.3%                          Adjustable Rates -- 24.3%
Cash & Other -- 2.3%                               Cash & Other -- 2.1%
Non-DRD -- 6.3%                                    Non-DRD -- 22.2%
Common Stock -- 2.2%                               Common Stock -- 4.7%
Traditional Rates -- 57.9%                         Traditional Rates -- 46.7%

     In the absence of strong overriding market trends, being in the right place at the right time is, if possible, more important than ever. Adjustable rate preferreds ("ARPs") have been star performers for the Fund, and we steadily built up the Fund's position in ARPs over several years to roughly 32% of the portfolio earlier this year. In the last several quarters, however, we have reduced our holdings of ARPs to about 24% in recognition of the relatively full valuations reached by certain ARPs. Our holdings of hybrid preferreds (which are not eligible for the DRD) have been increased, although at a somewhat more moderate pace just recently, to approximately 22%, reflecting their attractive yields brought on by an abundant supply of such issues.

     The Fund's position in common stocks is worth mentioning, even though it is still a relatively small "blip" on the pie chart, well below the maximum level of 15%. The several utility common stocks that we hold are special situations that seemed to be attractive substitutes for traditional utility preferreds when they were purchased. This part of the portfolio has contributed very positively to the Fund's performance so far.

     The Fund has declared a special year-end distribution to shareholders in the amount of $0.325 per share, payable on December 31, 1997. The details concerning the tax treatment of the distribution appear under "Subsequent Events" on page 23 of this report. Since the inception of the Fund, such year-end distributions have totaled $1.97 per share "above and beyond" the regular monthly dividends that shareholders would normally have expected to receive. This is another tangible reflection of the superior long term performance of the Fund.

     The Fund's regular monthly dividend rate has been reduced to take into account the cumulative impact of the decline in interest rates as well as the reduction in earning assets in the Fund's portfolio due to the special year-end distribution to shareholders. This is a normal development, since the dividend is expected to rise and fall with interest rates as a byproduct of the Fund's portfolio strategies. The new monthly rate is $0.068 per share, compared to $0.073 per share previously; and it will take effect in January, 1998 after the special year-end distribution. Please see the Question and Answer section following this letter for a further discussion of the Fund's dividends.



                                         Sincerely,



                                         /s/ Robert T. Flaherty
                                         ---------------------------
                                         Robert T. Flaherty
                                         Chairman of the Board

December 18, 1997

                             QUESTIONS AND ANSWERS

HOW HAS THE FUND'S DIVIDEND RATE BEEN IMPACTED BY INTEREST RATE CHANGES?

     The Fund's income has behaved pretty much according to plan. We expect it to rise and fall with long term interest rates. The hard part is that we want income to go up more when rates are on the upswing and fall less when rates go down. The following graph, which has been updated from several previous annual reports, indicates that we have been quite successful at accomplishing just that.

                ---------------------------------------------
                      PREFERRED INCOME OPPORTUNITY FUND
                           Monthly Dividend Income
                On a 1,000 Share ($12,500) Initial Investment
                ---------------------------------------------

                          Monthly Dividend Income


Feb-92    Jan-93 83.14   Jan-94 79.87    Jan-95 88.36   Jan-96 78.73   Jan-97 84.06    Jan-98 78.3
          83.14          79.87           88.36          78.73          84.06           78.3
82.5      83.14          79.87           88.36          78.73          84.06
82.5      83.14          79.87           88.36          78.73          84.06
82.5      83.14          85.89           88.36          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
83.14     83.14          85.89           83.83          83.83          84.06
          83.14          89.17           83.83          83.83          84.06
          79.87          88.36           78.73          84.06



                             30 Yr. Treasury Yield

Feb-92 7.79     Jan-93 7.19    Jan-94 6.24     Jan-95 7.73     Jan-96 6.05    Jan-97 6.79
7.96            6.9            6.66            7.55            6.36           6.8
8.03            6.92           7.09            7.43            6.67           7.09
7.84            6.93           7.26            7.33            6.83           6.89
7.84            6.98           7.34            6.63            7              6.98
7.78            6.67           7.61            6.54            6.95           6.74
7.46            6.56           7.39            6.9             7.01           6.45
7.41            6.09           7.48            6.61            7.12           6.61
7.38            6.02           7.82            6.5             6.9            6.3
7.62            5.97           7.96            6.36            6.81           6.15
7.6             6.3            7.94            6.08            6.51           6.04
7.39            6.35           7.88            5.95            6.6            5.95

     The chart shows the history of the Fund's income (on the left hand scale) compared to the level of interest rates on long term Treasury bonds (on the right hand scale). Over the life of the Fund, income has increased when interest rates were rising and given ground very reluctantly when rates were falling. That is what we want.

     We should point out that the chart takes into account the special distribution on December 31, 1997 and the reduction in the dividend rate effective in January, 1998. It is based on a hypothetical investment in 1,000 shares of the Fund at its inception. We have assumed that the shareholder took the regular dividends in cash each month and reinvested in additional shares (at net asset value) only the portions of the year-end special distributions that were "above and beyond" the regular monthly dividend rate.

ARE REDEMPTIONS OF PREFERREDS BY THEIR ISSUERS A PROBLEM AT THE CURRENT LEVEL OF INTEREST RATES?

     Yes! Unfortunately, nothing is forever, even a well timed purchase of a bond or preferred stock. Most such securities are redeemable by their issuers after a specified period of time, often at a premium price. When interest rates fall and issuers can save money by refinancing, the older, higher rate issues start disappearing as they become callable.

     Our job as portfolio managers is to do whatever we can to delay and minimize the impact of redemptions and falling interest rates on the Fund's portfolio. So far, the steps we have taken have been very helpful. If interest rates were to stay at current levels or to decline even further over the next several years, however, the impact of redemptions would be difficult to dodge.

DO YOU EXPECT THE FUND'S HOLDINGS OF HYBRID PREFERREDS TO INCREASE FURTHER?

     We probably will add to hybrid preferreds, but it depends on the market. Typically, we increase our holdings of hybrids when, first, they look particularly cheap and, second, traditional preferreds, which are eligible for the Dividends Received Deduction ("DRD") for corporate investors, are hard to buy at prices that make sense. Under those conditions, hybrids are pretty much a win-win situation in that they greatly increase the current yield of the portfolio without significantly reducing the after-tax yield to our corporate shareholders. It has been a great strategy for reducing the impact on the portfolio of potential redemptions of higher rate traditional preferreds.

     The Fund's Board of Directors recently refined its policies concerning hybrids, recognizing the way in which that market has evolved. We now distinguish between hybrids that are essentially debt securities and those that are more properly described as preferreds. Issues categorized as debt are limited, in the aggregate, to 35% of the Fund's portfolio, while there is no limit on issues classified as preferreds.

IS THE PORTION OF THE FUND'S DIVIDENDS QUALIFYING FOR THE DRD LIKELY TO DECLINE?

     Most probably, yes! Over the course of fiscal 1997, we increased our holdings of hybrids from about 6% of the portfolio to approximately 22%. Just holding on to the hybrids we now own throughout fiscal 1998 would, by itself, increase our income that does not qualify for the DRD. Any distributions to shareholders attributable to the excess of that non-qualifying income over the Fund's expenses would not qualify for the DRD.

     Although the Fund is no longer managed with a view to maximizing income eligible for the DRD, the DRD is still important. To the extent that our distributions do not fully qualify for the DRD, we must make extra "gross up" payments to the holders of the Money Market Cumulative Preferred(TM) stock that provides the Fund's leverage. In addition, the DRD increases the appeal of the Fund's shares to corporate investors and broadens the market for our stock, which helps all shareholders.

     As a rule of thumb, if a traditional DRD eligible preferred is attractive to corporate investors generally, the Fund will probably be able to make money on it and get some advantage from the DRD also. If it is not attractive to corporate holders, who are typically the investors willing to pay the highest price, the Fund probably should not own it either.

WHAT HAS HAPPENED WITH THE DISCOUNT OF THE MARKET PRICE OF THE FUND'S SHARES FROM THEIR NET ASSET VALUE?

     Over the last year, the discount was more moderate, and certainly more stable, compared to the several previous years. The following graph shows the history.

                  ----------------------------------------
                     PREFERRED INCOME OPPORTUNITY FUND
                  Premium/Discount of Market Price to NAVC
                  ----------------------------------------

Feb-92 7.26       5.7            -2.98            -10.12             -10.09
8.05              4.41           -3.76            -12.32             -8.37
8.74              4.97           -2.94            -11.15             -6.93
9.8               5.61           -2.04            -10.71             -5.62
8.19              4.97           -3.18            -9.91              -6.93
5.56              4.17           -4.09            -10.14             -8.34
7.05              4.72           -6.28            -11.74             -6.78
5.47              4.25           -5.1             -12.33             Feb-97 -6.23
5.9               3.62           -13.22           -12.65             -5.51
5.46              1.63           -13.68           -14.54             -6.45
5.36              3.06           -14.1            -11.97             -6.05
3.06              2.12           -10.4            -12.79             -5.81
2.48              1.81           -7.86            -13.12             -6.54
3.07              0.08           -10.87           -11.46             -7.15
2.82              3.7            -9.9             Feb-96 -12.33      -7.15
4                 3.31           -7.7             -12.33             -5.73
3.57              4.01           -4.02            -12.79             -7.77
4.42              3.38           -8.68            -13.03             -9.04
4.75              2.44           -7.32            -11.24             -7.48
6.26              2.14           -6.04            -14.65             -6.72
8                 2.61           -8.51            -15.08             -6.18
5.92              2.63           -0.1             -14.87             -6.47
6.47              2.46           -1.41            -15.15             -5.73
6.13              0.9            -4.21            -13.15             -3.62
6.28              0.01           -6.19            -12.86             -6.15
5.14              -1.07          Feb-95 -2.34     -12.79             -4.81
5.39              -2.82          -3.14            -13.83             -4.73
5.06              -1.79          -5.88            -11.53             -4.18
6.84              -0.763         -3.76            -11.3              -4.98
4.74              -3.34          -2.97            -14.08             -5.85
4.41              -3.38          -5.85            -13.86             -4.86
6.2               -4.31          -5.23            -13.86             -6.3
6.75              -1.53          -5.34            -12.55             -2.73
4.9               -0.36          -3.93            -13.37             -7.01
1.88              1.57           -3.41            -13.01             -8.09
2.78              -1.29          -3.93            -9.18              -7.67
1.8               -3.77          -6.9             -10.79             -4.72
1.88              Feb-94 -3.19   -3.41            -10.13             -5.8
4.08              -4.62          -5.76            -11.22             -6.56
8.44              -8.63          -3.93            -9.39              -5.1
6.3               -5             -9.33            -8.76              -4.92
6.13              -3.92          -7.53            -6.88              -2.92
6.91              -3.15          -4.81            -6.73              -4.92
5.36              -5.85          -7.29            -7.79              -5.06
6.21              -5.62          -8.07            -8.36              -5.27
6.79              -5.52          -7.49            -8.36              -4.77
5.95              -5.1           -6.86            -6.61              -4.42
4.34              -9.76          -6.9             -9.91              -3.77
5.76              -10.12         -7.64            -9.91              -6.41
Feb-93 4.83       -10.42         -10.87           -8.76              -5.76
2.84              -7.75          -9.11            -8.76              -4.98
2.02              -7.37          -9.73            -9.35              Nov-97 -4.69
3.1               -6.36          -10.18           -8.34
4.73              -3.12          -10.11           -7.96
6.51              -6.83          -7.8             -9.32
3.03              -2.88          -7.06            -6.3
4.57              -4.57          -8.33            -5.86
5.14              -3.93          -8.132           -6.08
5.78              -4.09          -7.49            -7.92
5.7               -3.44          -6.41            -8.13
6.59              -4.9           -7.18
6.51              -2.94          -10.06
5.13              -3.27          -9.09
6.1               -2.21

     One very positive effect of the stabilization of the discount was that the market price of the shares fully reflected the excellent performance of the Fund based on its net asset value. The returns to shareholders based on market price were actually slightly better than the returns on NAV.

DOES THE FUND HAVE TO BE SO DARN COMPLICATED?

     For better or worse, the answer is "Yes!" At a time when money managers generally are having trouble beating the markets in which they invest and justifying their existence, you really have to do something different from the rest. If we simplified the Fund's strategies, it probably would not work as well. We would rather have to apologize for its complexity than for its results.


---------------------------------------------------------------------------------------
                                         Preferred Income Opportunity Fund Incorporated
                                                                         FINANCIAL DATA
                                                   PER SHARE OF COMMON STOCK (UNAUDITED)
                                -------------------------------------------------------
                                                                             DIVIDEND
                                DIVIDEND     NET ASSET         NYSE        REINVESTMENT
                                  PAID         VALUE       CLOSING PRICE     PRICE(1)
                                --------   -------------   -------------   ------------
December 31, 1996.............   $0.280       $ 12.56        $ 11.6250        $ 11.65
January 31, 1997..............    0.073         12.47          11.6250          11.69
February 28, 1997.............    0.073         12.64          11.8750          12.01
March 31, 1997................    0.073         12.81          12.0000          12.03
April 30, 1997................    0.073         12.72          11.8750          12.03
May 31, 1997..................    0.073         12.84          12.3750          12.44
June 30, 1997.................    0.073         12.96          12.5000          12.52
July 31, 1997.................    0.073         13.35          12.9375          12.98
August 31, 1997...............    0.073         13.25          12.6250          12.84
September 30, 1997............    0.073         13.42          13.0000          12.94
October 31, 1997..............    0.073         13.52          12.8750          12.94
November 30, 1997.............    0.073         13.53          12.8750          12.88

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 26 and 27 of this report.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
-----------------------------------------------

                                                    VALUE
SHARES/PAR                                         (NOTE 1)
----------                                       ------------
 PREFERRED STOCKS AND SECURITIES -- 92.5 %
  ADJUSTABLE RATE PREFERRED STOCKS -- 24.5 %
        UTILITIES -- 9.2 %
    8,100     Alabama Power Company,
                Series 1993, Adj. Rate Pfd. .....  $    200,475
   22,470     Arizona Public Service Company,
                Series Q, Adj. Rate Pfd. ........     2,145,885
    9,000     Gulf Power Company,
                Adj. Rate Pfd. ..................       226,125
  264,504     New York State Electric & Gas
                Corporation,
                Series B, Adj. Rate Pfd. ........     6,645,649
              Niagara Mohawk Power Corporation:
   95,275       Series A, Adj. Rate Pfd. ........     2,179,416
  195,918       Series B, Adj. Rate Pfd. ........     4,897,950
   25,000       Series C, Adj. Rate Pfd. ........       600,000
    6,800     Northern Indiana Public Service
                Company,
                Series A, Adj. Rate Pfd. ........       340,000
              Northern States Power Company:
   13,920       Series A, Adj. Rate Pfd. ........     1,392,000
   17,335       Series B, Adj. Rate Pfd. ........     1,733,500
                                                   ------------
              TOTAL UTILITY ADJUSTABLE RATE
                PREFERRED STOCKS.................    20,361,000
                                                   ------------
        BANKING -- 15.0 %
              BankAmerica Corporation:
    9,050       Series A, Adj. Rate Pfd. ........       453,066
   23,500       Series B, Adj. Rate Pfd. ........     2,338,250
              BankBoston Corporation:
    9,800       Series A, Adj. Rate Pfd. ........       486,938
   60,600       Series B, Adj. Rate Pfd. ........     3,014,850
   37,800       Series C, Adj. Rate Pfd. ........     3,553,200
              Bankers Trust New York
                Corporation:
  188,500       Series Q, Adj. Rate Pfd. ........     4,683,047
   25,000       Series R, Adj. Rate Pfd. ........       617,969
              Chase Manhattan Corporation:
   14,650       Series L, Adj. Rate Pfd. ........     1,468,663
   10,000       Series N, Adj. Rate Pfd. ........       251,563
              Citicorp:
   67,848       Second Series, Adj. Rate Pfd. ...     6,729,674
    1,500       Third Series, Adj. Rate Pfd. ....       150,750

                                                        VALUE
SHARES/PAR                                            (NOTE 1)
----------                                           ----------
              First Chicago NBD:
    9,011       Series B, Adj. Rate Pfd. ........  $    896,595
   20,000       Series C, Adj. Rate Pfd. ........     2,010,000
   50,950     Morgan (J.P.) & Company Inc.,
                Series A, Adj. Rate Pfd. ........     4,610,975
   35,400     Republic New York Corporation,
                Series D, Adj. Rate Pfd. ........       885,000
   20,000     Wells Fargo & Company,
                Series B,Adj. Rate Pfd. .........       980,000
                                                   ------------
              TOTAL BANKING ADJUSTABLE RATE
                PREFERRED STOCKS.................    33,130,540
                                                   ------------
        OTHER -- 0.3 %
        5     Federal Home Loan Mortgage
                Corporation, 6.125% Var.
                Inverse Pfd......................       556,250
                                                   ------------
              TOTAL ADJUSTABLE RATE PREFERRED
                STOCKS...........................    54,047,790
                                                   ------------
FIXED RATE PREFERRED STOCKS AND SECURITIES -- 68.0 %
        UTILITIES -- 40.3 %
              Alabama Power Company:
      287       4.60% Pfd. ......................        23,247
      172       4.72% Pfd. ......................        14,298
      100       4.92% Pfd. ......................         8,663
   58,100       7.375% TOPRS.....................     1,470,656
  182,406       Class A, 6.40% Pfd. .............     4,651,353
              Appalachian Power Company:
   61,800       Series A, 8.25% TOPRS............     1,599,075
   40,400       Series B, 8.00% TOPRS............     1,040,300
   22,646     Arizona Public Service Company,
                Series W, 7.25% Pfd. ............       578,888
              Baltimore Gas & Electric Company:
   10,650       Series 1993, 6.70% Pfd. .........     1,182,150
   48,800       Series 1995, 6.99% Pfd. .........     5,587,600
   10,000       Boston Edison Company,
                4.78% Pfd. ......................       817,500
      267     Central Hudson Gas & Electric
                Corporation,
                Series D, 4.35% Pfd. ............        19,825
   18,000     Columbus Southern Power Company,
                Series B, 7.92% Jr. Sub.
                Debt.............................       459,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1997
                            ----------------------------------------------------

                                                        VALUE
SHARES/PAR                                             (NOTE 1)
----------                                             -------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
    7,500     Commonwealth Edison Company,
                $8.40 Pfd. ......................    $  772,500
   29,000     Consolidated Edison Company of
                New York,
                Series A, 7.75% QUICS............       744,938
              Consumers Energy Company:
  111,833     Class A, 8.32% Pfd. ...............     2,956,585
   75,000     CPL Capital,
                Series A, 8.00% QUIPS............     1,954,688
              Duke Power Company:
    8,900       Series 1993 A, 6.375% Pfd. ......       241,413
   24,700       Series C, 4.50% Pfd. ............     2,009,963
    4,000       Series E, 6.72% Pfd. ............       407,500
    6,000       Series R, 7.50% Sinking
                Fund Pfd. .......................       629,625
   26,700       Series S, 7.85% Pfd. ............     3,063,825
   15,005       Series W, 7.00% Pfd. ............     1,667,431
      960       Series Y, 7.04% Pfd. ............       107,160
   53,750     Duquesne Capital,
                Series A, 8.375% MIPS............     1,384,063
   20,800     El Paso, Tennessee Pipeline
                Company,
                Series A, 8.25% Pfd. ............     1,180,400
              Florida Power & Light Company:
    4,000       4.50% Pfd. ......................       327,000
    4,105       Series E, 4.35% Pfd. ............       316,085
   32,850       Series S, 6.98% Pfd. ............     3,646,350
   18,100       Series T, 7.05% Pfd. ............     2,018,150
              Georgia Power Company:
    1,246       $6.48 Pfd. ......................       130,519
    2,639       $6.60 Pfd. ......................       276,435
   13,500       7.75% TOPRS......................       347,625
   12,500       Series S, $1.925 Pfd. ...........       316,406
   10,000     Gulf Power Company,
                Series A, 7.625% QUIPS...........       256,250
              Hawaiian Electric Industries:
   20,000       8.05% QUIPS......................       515,000
   23,500       8.36% TOPRS......................       611,000
   10,000     Jersey Central Power & Light
                Company, Series K, 7.52%
                Sinking Fund Pfd. ...............     1,047,500
   18,500     Long Island Lighting,
                7.95% Sinking Fund Pfd. .........       479,844

                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                              -------
    4,900     Massachusetts Electric Company,
                6.84% Pfd. ......................    $  131,994
   15,000     Mississippi Power Company,
                6.32% Pfd. ......................       388,125
   20,000     Monongahela Power Company,
                Series L, $7.73 Pfd. ............     2,300,000
   30,000     Montana Power Capital,
                Series A, 8.45% QUIPS............       798,750
    3,900     Montana Power Company,
                $6.875 Pfd. .....................       433,388
   10,000     MP&L Capital,
                8.05% QUIPS......................       257,500
              New York State Electric & Gas
                Corporation:
    5,000       6.30% Sinking Fund Pfd. .........       520,625
    7,481       6.48% Pfd. ......................       775,219
              Niagara Mohawk Power Corporation:
    6,250       4.10% Pfd. ......................       349,219
   35,720       7.85% Sinking Fund Pfd. .........       895,233
   62,000       9.50% Pfd. ......................     1,635,250
              Northern States Power Company:
    2,380       $4.10 Pfd. ......................       177,608
    2,420       $4.16 Pfd. ......................       183,315
   15,000     NSP Financing,
                7.875% TOPRS.....................       390,000
   47,500     Ohio Power Company,
                Series B, 7.92% QUIDS............     1,211,250
    2,150     Pacific Enterprises,
                $4.50 Pfd. ......................       173,344
    9,000     Pacificorp,
                7.48% Sinking Fund Pfd. .........     1,021,500
    2,493     Potomac Electric Power Company,
                Series 1957, $2.44 Pfd. .........       110,004
              PP&L Capital Trust:
   86,900       8.10% TOPRS......................     2,237,675
    8,000       8.20% TOPRS......................       207,000
1,500,000     PSD Capital,
                8.231%, 6/1/27 Capital
                Security.........................     1,590,000
              PSI Energy, Inc.:
   12,350       6.875% Pfd. .....................     1,369,306
   87,582       7.44% Pfd. ......................     2,205,972
    5,776     Public Service Company of
                Colorado, 4.64% Pfd. ............       463,524

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
----------------------------------------------

                                                    VALUE
SHARES/PAR                                         (NOTE 1)
----------                                       ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              Puget Sound Power & Light
                Company:
   29,100       7.75% Sinking Fund Pfd. .........  $  3,070,050
  128,500       Series II, 7.45% Pfd. ...........     3,614,063
    4,030     Rochester Gas & Electric
                Corporation, Series I, 4.75%
                Pfd. ............................       323,408
   68,800     San Diego Gas & Electric Company,
                6.80% Pfd. ......................     1,922,100
   26,000     Sierra Pacific Capital,
                8.60% TOPRS......................       700,375
   34,000     South Carolina Electric & Gas,
                7.55% Pfd. ......................       856,375
   26,000     Southern California Gas Company,
                7.75% Pfd. ......................       661,375
    4,000     Southern Indiana Gas & Electric,
                4.75% Pfd. ......................       332,000
   50,000     Southwestern Public Service
                Company, 7.85% TOPRS.............     1,284,375
              Transcanada Pipeline Ltd.:
   23,693       8.50% COPRS......................       623,422
  155,000       8.75% TOPRS......................     4,117,187
              TU Capital:
   60,220       Series M, 8.25% TOPRS............     1,558,193
    9,000       Series N, 9.00% TOPRS............       228,375
              Union Electric Power Company:
    3,000       $7.64 Pfd. ......................       345,375
1,000,000       $7.69, 12/15/36 Capital
                Security.....  ..................     1,037,500
              Virginia Electric & Power
                Company:
    1,136       $4.04 Pfd. ......................        82,786
    1,420       $4.20 Pfd. ......................       107,565
   27,300       $6.98 Pfd. ......................     3,040,538
    5,500     Wisconsin Power & Light Company,
                6.20% Pfd. ......................       591,250
                                                   ------------
              TOTAL UTILITY FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES...................    89,182,923
                                                   ------------
        BANKING -- 9.2 %
    1,540     ABN Amro North America,
                6.59% Pfd. 144A**................     1,682,450

                                                         VALUE
SHARES/PAR                                              (NOTE 1)
----------                                             ----------
   21,000     Bankers Trust New York
                Corporation, Series O, 7.625%
                Pfd. ..............................  $    533,531
  540,000     Bank of New York,
                7.78%, 12/1/26 Capital Security
                144A**.............................       554,175
1,500,000     Chase Capital,
                7.67%, 12/1/26 Capital
                Security...........................     1,531,875
  101,050     Chase Manhattan Corporation,
                Series C, 10.84% Pfd. .............     3,148,339
1,300,000     First Chicago Capital,
                7.75%, 12/1/26 Capital Security
                144A**.............................     1,326,000
2,500,000     First Union Institutional,
                8.04%, 12/1/26 Capital Security
                144A**.............................     2,646,875
              Fleet Financial Group, Inc.:
   12,300       Series VI, 6.75% Pfd. .............       680,344
   35,000       Series E, 9.35% Pfd. ..............       975,625
  700,000     Great Western Financial
                Corporation, 8.206%, 2/1/27
                Capital Security...................       740,250
    2,250     La Salle National Corporation,
                6.46% Pfd. ........................     2,418,750
   20,200     Republic New York Corporation,
                5.715% Pfd. .......................     1,035,250
2,900,000     Washington Mutual Capital,
                8.375%, 6/1/27 Capital
                Security...........................     3,124,750
                                                     ------------
              TOTAL BANKING FIXED RATE
                PREFERRED STOCKS AND
                SECURITIES.........................    20,398,214
                                                     ------------
        FINANCIAL SERVICES -- 9.8 %
   15,000     Heller Financial,
                6.687% Pfd. 144A**.................     1,661,250
  174,950     Household International, Inc.,
                8.70% TOPRS........................     4,658,044
              Lehman Brothers Holdings Inc.:
  121,725       5.00% Conv. Pfd. ..................     4,047,356
   15,000       Series A, 8.30% QUICS..............       390,938
              Merrill Lynch & Company, Inc.:
   20,000       7.75% TOPRS........................       527,500
   77,100       8.00% TOPRS........................     2,076,881
  104,200       Series A, 9.00% Pfd. ..............     3,262,763

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1997
                                  ----------------------------------------------

                                                      VALUE
SHARES/PAR                                           (NOTE 1)
----------                                         ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        FINANCIAL SERVICES (CONTINUED)
   56,000     Morgan Stanley Group Inc., 7.75%
                Pfd. ............................  $  3,038,000
       21     Prudential Human Resources
                Management Company,
                6.30% Private, Sinking Fund
                Pfd. ............................     2,060,625
                                                   ------------
              TOTAL FINANCIAL SERVICES FIXED
                RATE PREFERRED STOCKS AND
                SECURITIES.......................    21,723,357
                                                   ------------
        INSURANCE -- 6.2 %
1,200,000     American General Capital,
                7.57%, 12/1/45 Capital
                Security, 144A**.................     1,206,000
   53,681     Hartford Capital,
                Series B, 8.35% QUIPS............     1,415,836
              Travelers Group:
   41,956       Series F, 6.365% Pfd. ...........     2,176,468
    3,200       Series G, 6.213% Pfd. ...........       162,800
   84,470       Series H, 6.231% Pfd. ...........     4,339,646
   88,280       Series M, 5.864% Pfd. ...........     4,336,755
                                                   ------------
              TOTAL INSURANCE FIXED RATE
                PREFERRED STOCKS AND
                SECURITIES.......................    13,637,505
                                                   ------------
        MISCELLANEOUS INDUSTRIES -- 2.5 %
   67,319     Coastal Corporation,
                Series H, $2.125 Pfd. ...........     1,704,012
    3,000     E.I. du Pont de Nemours and
                Company, Series B, $4.50
                Pfd. ............................       246,375
  103,570     Ford Motor Company,
                Series B, 8.25% Pfd. ............     2,984,111

                                                      VALUE
SHARES/PAR                                           (NOTE 1)
----------                                         ------------
    9,520     Viad Corporation,
                $4.75 Sinking Fund Pfd. .........  $    647,360
                                                   ------------
              TOTAL MISCELLANEOUS FIXED RATE
                PREFERRED STOCKS.................     5,581,858
                                                   ------------
              TOTAL FIXED RATE PREFERRED STOCKS
                AND SECURITIES...................   150,523,857
                                                   ------------
              TOTAL PREFERRED STOCKS AND
                SECURITIES
                (Cost $186,140,881)..............   204,571,647
                                                   ------------
COMMON STOCKS -- 4.7%
        UTILITIES -- 4.7%
   42,000     Consolidated Edison Company of
                New York, Inc. ..................     1,582,875
  220,800     Nevada Power Company...............     5,119,800
   19,000     New York State Electric and Gas
                Corporation......................       583,063
    2,400     Northern States Power Company......       131,475
   17,500     Rochester Gas & Electric
                Corporation......................       481,250
   33,000     Scana Corporation..................       909,563
   40,700     Wisconsin Energy Corporation.......     1,100,172
   15,700     WPS Resources Corporation..........       474,925
                                                   ------------
              TOTAL UTILITY COMMON STOCKS
                (Cost $9,257,255)................    10,383,123
                                                   ------------
MISCELLANEOUS SECURITIES -- 1.5%
              March Put Options on U.S.
                Treasury Bond Futures, expiring
                2/20/98+.........................     1,674,344
   64,950     New Jersey Economic Development
                Authority State Pension Funding
                Bonds, 7.60% ($25 par value).....     1,680,581
                                                   ------------
              TOTAL MISCELLANEOUS SECURITIES
                (Cost $4,307,019)................     3,354,925
                                                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1997
----------------------------------------------

 PRINCIPAL                                           VALUE
  AMOUNT                                            (NOTE 1)
-----------                                       ------------
REPURCHASE AGREEMENT -- 0.8% (Cost $1,824,000)
 $1,824,000   Agreement with UBS Securities
                Inc., 5.67% dated 11/28/97, to
                be repurchased at $1,824,862
                on 12/1/97, collateralized by
                $1,794,000 U.S. Treasury Note,
                6.25% due 5/31/99
                (value $1,863,892)............   $  1,824,000
                                                 ------------
TOTAL INVESTMENTS (Cost $201,529,155*)...99.5%    220,133,695
OTHER ASSETS AND LIABILITIES (Net)........ 0.5      1,096,776
                                         -----   ------------
NET ASSETS.............................. 100.0%  $221,230,471
                                         =====   ============

---------------

 * Aggregate cost for Federal tax purposes is $200,515,462.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing.


ABBREVIATIONS (Note 7):
TOPRS  -- Trust Originated Preferred Securities
MIPS   -- Monthly Income Preferred Securities
QUIPS  -- Quarterly Income Preferred Securities
QUIDS  -- Quarterly Income Debt Securities
COPRS  -- Canadian Originated Preferred Securities
QUICS  -- Quarterly Income Capital Securities


Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Preferred Income Opportunity Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1997
                                  ----------------------------------------------

ASSETS:
  Investments, at value (Cost $201,529,155) (Note 1)
     See accompanying schedule..................................                      $220,133,695
  Receivable for securities sold................................                           276,366
  Dividends and interest receivable.............................                         1,689,443
  Prepaid expenses..............................................                            24,861
                                                                                      ------------
          Total Assets..........................................                       222,124,365
LIABILITIES:
  Payable for securities purchased..............................   $   389,250
  Dividends payable to Common Shareholders......................       226,713
  Investment advisory fee payable (Note 2)......................       101,028
  Accrued expenses and other payables...........................       176,903
                                                                   -----------
          Total Liabilities.....................................                           893,894
                                                                                      ------------
NET ASSETS......................................................                      $221,230,471
                                                                                      ============
NET ASSETS consist of:
  Undistributed net investment income (Note 1)..................                      $    623,523
  Accumulated net realized gain on investments sold (Note 1)....                         3,086,579
  Unrealized appreciation of investments (Note 3)...............                        18,604,540
  Par value of Common Stock.....................................                           111,513
  Paid-in capital in excess of par value of Common Stock........                       128,804,316
  Money Market Cumulative Preferred(TM) Stock (Note 5)..........                        70,000,000
                                                                                      ------------
          Total Net Assets......................................                      $221,230,471
                                                                                      ============
                                                                    PER SHARE
                                                                    ---------
NET ASSETS AVAILABLE TO:
  Money Market Cumulative Preferred(TM) Stock (700 shares
     outstanding) redemption value..............................   $100,000.00        $ 70,000,000
  Accumulated undeclared dividends on Money Market Cumulative
     Preferred(TM) Stock........................................        511.11             357,778
                                                                   -----------        ------------
                                                                   $100,511.11          70,357,778
                                                                   ===========
  Common Stock (11,151,287 shares outstanding)..................   $     13.53         150,872,693
                                                                   ===========        ------------
TOTAL NET ASSETS................................................                      $221,230,471
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

Preferred Income Opportunity Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1997
-----------------------------------------------

INVESTMENT INCOME:
     Dividends....................................................                     $13,847,443
     Interest.....................................................                         596,797
                                                                                       -----------
          Total Investment Income.................................                      14,444,240
EXPENSES:
     Investment advisory fee (Note 2).............................   $1,199,953
     Administration fee (Note 2)..................................      257,996
     Money Market Cumulative Preferred(TM) broker commissions and
      Auction Agent fees..........................................      177,442
     Shareholder servicing agent fees (Note 2)....................       91,213
     Legal and audit fees.........................................       86,582
     Insurance expense............................................       85,358
     Directors' fees and expenses (Note 2)........................       58,068
     Economic consulting fee (Note 2).............................       45,333
     Custodian fees (Note 2)......................................       29,732
     Amortization of deferred organization costs (Note 6).........        3,333
     Other........................................................      105,208
                                                                     ----------
          Total Expenses..........................................                       2,140,218
                                                                                       -----------
NET INVESTMENT INCOME.............................................                      12,304,022
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the year........                       2,977,646
     Change in net unrealized appreciation of
       investments during the year................................                       6,639,359
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                       9,617,005
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                     $21,921,027
                                                                                       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                 -----------------------------------------------

                                                                       YEAR ENDED            YEAR ENDED
                                                                    NOVEMBER 30, 1997     NOVEMBER 30, 1996
                                                                    -----------------     -----------------
OPERATIONS:
     Net investment income.......................................      $ 12,304,022          $ 12,914,657
     Net realized gain on investments sold during the year.......         2,977,646             6,552,224
     Change in net unrealized appreciation/(depreciation) of
       investments during the year...............................         6,639,359              (630,710)
                                                                       ------------          ------------
     Net increase in net assets resulting from operations........        21,921,027            18,836,171
DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
       Cumulative Preferred(TM) Stock Shareholders (Note 5)......        (2,350,442)           (2,326,879)
     Distributions paid from net realized capital gains to Money
       Market Cumulative Preferred(TM) Stock Shareholders
       (Note 5)..................................................          (457,916)             (383,206)
     Dividends paid from net investment income to Common Stock
       Shareholders..............................................       (10,345,646)           (9,651,475)
     Distributions paid from net realized capital gains to Common
       Stock Shareholders........................................        (1,731,258)                   --
                                                                       ------------          ------------
NET INCREASE IN NET ASSETS FOR THE YEAR..........................         7,035,765             6,474,611
NET ASSETS:
     Beginning of year...........................................       214,194,706           207,720,095
                                                                       ------------          ------------
     End of year (including undistributed net investment income
       of $623,523 and $1,001,239, respectively).................      $221,230,471          $214,194,706
                                                                       ============          ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
---------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                       YEAR ENDED NOVEMBER 30,
                                                                    -------------------------------------------------------------
                                                                      1997         1996         1995         1994          1993
                                                                    --------     --------     --------     ---------     --------
OPERATING PERFORMANCE:
Net asset value, beginning of year................................. $  12.91     $  12.35     $  10.92     $   13.17     $  12.69
                                                                    --------     --------     --------      --------     --------
Net investment income..............................................     1.10         1.16         1.27          1.19         1.19
Net realized and unrealized gain/(loss) on investments.............     0.87         0.53         1.73         (1.64)        0.92
                                                                    --------     --------     --------      --------     --------
Net increase/(decrease) in net asset value.........................     1.97         1.69         3.00         (0.45)        2.11
                                                                    --------     --------     --------      --------     --------
DISTRIBUTIONS:
Dividends paid from net investment income to MMP* Shareholders.....    (0.21)       (0.21)       (0.31)        (0.18)       (0.15)
Distributions paid from net realized capital gains to MMP*
 Shareholders......................................................    (0.04)       (0.03)       (0.00)        (0.03)       (0.05)
Dividends paid from net investment income to Common Stock
 Shareholders......................................................    (0.92)       (0.87)       (1.11)        (0.86)       (1.18)
Distributions paid from net realized capital gains to Common Stock
 Shareholders......................................................    (0.16)          --        (0.17)        (0.72)       (0.26)
Change in accumulated undeclared dividends on MMP*.................    (0.02)       (0.02)        0.02         (0.01)        0.01
                                                                    --------     --------     --------      --------     --------
Total distributions................................................    (1.35)       (1.13)       (1.57)        (1.80)       (1.63)
                                                                    --------     --------     --------      --------     --------
Net asset value, end of year....................................... $  13.53     $  12.91     $  12.35     $   10.92     $  13.17
                                                                    ========     ========     ========      ========     ========
Market value, end of year.......................................... $ 12.875     $ 12.000     $ 11.250     $  10.125     $ 13.250
                                                                    ========     ========     ========      ========     ========
Total investment return based on net asset value**.................    14.44%       13.11%       27.25%       (5.44)%       16.04%
                                                                    ========     ========     ========      ========     ========
Total investment return based on market value**....................    17.16%       15.42%       25.02%      (12.83)%        8.70%
                                                                    ========     ========     ========      ========     ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
 SHAREHOLDERS:
   Operating expenses..............................................     1.48%        1.71%        1.78%         1.69%        1.72%
   Net investment income***........................................     6.44%        7.36%        8.47%         8.31%        7.65%
SUPPLEMENTAL DATA:
   Portfolio turnover rate.........................................       74%          87%          94%          116%         129%
   Net assets, end of year (in 000's).............................. $221,230     $214,195     $207,720      $191,797     $213,569

-------------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets including
 MMP*..............................................................     1.00%        1.13%        1.13%         1.11%        1.14%


  * Money Market Cumulative Preferred(TM) Stock.
 ** Assumes reinvestment of distributions at the price obtained by the Fund's
    Dividend Reinvestment Plan.
*** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                  ----------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred(TM) Stock currently outstanding.

                                             INVOLUNTARY           AVERAGE
                                 ASSET       LIQUIDATING            MARKET
              TOTAL SHARES     COVERAGE       PREFERENCE            VALUE
              OUTSTANDING      PER SHARE     PER SHARE(1)     PER SHARE(1)&(2)
              ------------     ---------     ------------     ---------------
11/30/97           700         $ 316,044       $100,000            $100,000
11/30/96           700           305,992        100,000             100,000
11/30/95           700           296,743        100,000             100,000
11/30/94           700           273,996        100,000             100,000
11/30/93           700           305,099        100,000             100,000
11/30/92           700           286,384        100,000             100,000

---------------

(1) Excludes accumulated undeclared dividends.

(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Opportunity Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on December 10, 1991 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 13, 1992. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred(TM) Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred(TM) Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred(TM) Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

     Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Primark Decision Economics Inc. ("Primark") serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, Investor Services Group calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for Investor Services Group's services as Administrator, the Fund pays Investor Services Group a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. Investor Services Group also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for Investor Services Group's services as transfer agent, the Fund pays Investor Services Group a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred(TM) Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1997, excluding short-term investments, aggregated $155,231,591 and $162,390,860, respectively.

     At November 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,654,599 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,036,366.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

4.  COMMON STOCK

     At November 30, 1997, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1997 and 1996.

5.  MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 9, 1992, the Fund received proceeds from the public offering of 700 shares of Money Market Cumulative Preferred(TM) Stock of $70,000,000 before offering costs of $144,375 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,225,000. The Money Market Cumulative Preferred(TM) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TM) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TM)Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TM) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TM) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TM) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TM) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TM) Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1997, 700 shares of Money Market Cumulative Preferred(TM) Stock were outstanding at the annual rate of 4.00%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
----------------------------------------------

6.  ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred(TM) Stock were $40,000 and $30,000, respectively, and were amortized on a straight-line basis over a five year period beginning February 13, 1992 (the date of the Fund's commencement of investment operations) and April 9, 1992 (the date of the issuance of the Fund's Money Market Cumulative Preferred(TM) Stock), respectively. As of November 30, 1997, all such costs have been fully amortized.

7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks and similar hybrid securities. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and may invest a significant portion of its assets, but less than 25% of its assets, in companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. Because of the Fund's concentration of investments in the utility industry and significant holdings in the banking industry, the ability of the Fund to maintain its dividend and the value of the Fund's investments could be adversely affected by the possible inability of companies in these industries to pay dividends and interest on their securities and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may also invest up to 15% of its assets in common stock. The Fund's investment policy regarding debt securities was amended on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Shares ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Shares ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), Quarterly Income Capital Securities ("QUICS"), and similarly-structured instruments commonly referred to as hybrid or taxable preferreds, subject to the quality standards set forth above. The Fund's investment policy was further amended on October 17, 1997, to clarify that the foregoing 35% limitation only applies to such TOPRS, MIPS, QUIDS, QUIPS, COPRS, QUICS and analogous securities that the Fund's Adviser deems to be debt-like in key characteristics.

8.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1997, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.  SUBSEQUENT EVENTS

     On December 15, 1997, the Fund declared a distribution of $0.325 per share (of which for tax purposes $0.1417 per share represents a dividend from ordinary income and $0.1833 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 24, 1997, payable December 31, 1997.

     As a result of the gains realized by the Fund, a portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TM) Stock Shareholders from January 1, 1997 through November 30, 1997 has been designated as being from long term capital gains, as required by ruling 89-81 of the Internal Revenue Code of 1986, as amended. Therefore, on December 15, 1997, the Fund declared an additional distribution of $170,849 payable December 18, 1997 to Money Market Cumulative Preferred(TM) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Opportunity Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of the Preferred Income Opportunity Fund Incorporated, including the portfolio of investments, as of November 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Preferred Income Opportunity Fund Incorporated as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Boston, Massachusetts                               Coopers & Lybrand L.L.P.
January 6, 1998

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                  ----------------------------------------------

     For the fiscal year ended November 30, 1997, the Fund realized and, by December 31, 1997, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred(TM) Stock Shareholders of $2,518,479. All long term capital gains are subject to taxation at the 28% maximum tax rate for individual tax payers. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1997, including the Additional Distribution to Money Market Cumulative Preferred(TM) Stock Shareholders, 78.25% qualified for the Dividends Received Deduction for eligible corporate investors. (See Note 9).

     For the calendar year ended December 31, 1997, 78.66% of all distributions paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 and accompanying additional information and the information contained herein when preparing their tax returns to determine the appropriate tax characterization of the distributions they received from the Fund in calendar year 1997.

------------------------------------------------------------------------------------------------------
                                                        Preferred Income Opportunity Fund Incorporated
                                                  QUARTERLY RESULTS OF INVESTMENT OPERATION (UNAUDITED)
                                                  ----------------------------------------------------

                                                  AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                     ------------------------------------------------------------------
                                                                NET REALIZED          NET INCREASE/
                                                               AND UNREALIZED         (DECREASE) IN
                                        NET INVESTMENT          GAIN/(LOSS)          NET ASSETS FROM
                INVESTMENT INCOME           INCOME             ON INVESTMENTS           OPERATIONS
                ------------------   --------------------   --------------------   --------------------
   QUARTER                    PER                    PER                   PER                    PER
    ENDED         TOTAL      SHARE*    TOTAL        SHARE*     TOTAL      SHARE*      TOTAL      SHARE*
--------------  ----------   -----   ----------     -----   -----------   ------   -----------   ------
02/29/96        $3,672,584   $0.33   $2,333,543     $0.21   $(4,454,117)  $(0.40)  $(2,120,574)  $(0.19)
05/31/96         3,868,154    0.35    2,573,570      0.23     2,444,402     0.22     5,017,972     0.45
08/31/96         3,961,160    0.35    2,661,602      0.24      (716,135)   (0.06)    1,945,467     0.18
11/30/96         3,744,137    0.34    2,845,619      0.25     8,647,364     0.77    11,492,983     1.02
02/28/97         3,328,538    0.30    2,789,856      0.25      (233,256)   (0.02)    2,556,600     0.23
05/31/97         3,714,170    0.33    3,218,380      0.29     2,151,212     0.19     5,369,592     0.48
08/31/97         3,747,750    0.34    3,195,496      0.29     4,544,355     0.41     7,739,851     0.70
11/30/97         3,653,782    0.33    3,100,290      0.27     3,154,694     0.29     6,254,984     0.56


---------------

* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investor Services Group as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Investor Services Group will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Investor Services Group commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Investor Services Group will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Investor Services Group's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1997, $9,433 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Investor Services Group in writing, by completing the form on the back of the Plan account statement and forwarding it to Investor Services Group or by calling Investor Services Group directly. A termination will be effective immediately if notice is received by Investor Services Group not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, Investor Services Group will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from Investor Services Group at 1-800-331-1710.

MEETING OF SHAREHOLDERS

     On July 25, 1997, the Fund held its Annual Meeting of Shareholders to (1) elect two Directors of the Fund, and (2) ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1997. The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

          NAME                                                     FOR         WITHHELD
          ----                                                     ---         --------
Common Stock
       Martin Brody............................................  9,538,483      213,061
       David Gale..............................................  9,558,218      193,326
Preferred Stock
       Not Applicable

PROPOSAL 2:  RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
             ACCOUNTANTS.

                                                                    FOR         AGAINST     ABSTAINED
                                                                    ---         -------     ---------
     Voted.....................................................  9,539,445      47,374       165,425

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty @ westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME OPPORTUNITY FUND?
       - If your shares are held in a Brokerage
         Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                   [PREFERRED INCOME OPPORTUNITY FUND LOGO]

                                    Annual
                                    Report

                              November 30, 1997

     As shown above, based on total returns on NAV, the Fund has outperformed the bond funds in both weak and strong markets. We expect to do well in really weak markets, despite our leverage, because of the hedging strategy that is unique to the Fund (and its two sister funds). In strong markets, however, the cost of our hedges is, pure and simple, a drag on the Fund's performance that must be overcome by our leverage; and just keeping up with the bond funds would be a reasonable goal. Obviously, we did better than that! Overall, the combination of exceptional performance in weak markets and good returns in strong markets resulted in the return of 12.9% on NAV versus 8.0% for the bond funds over the entire period of almost 6 years since the Fund started.

     On balance, the Fund benefited from some rather wide swings in long term interest rates during the fiscal year, but it was a constant battle. Long term U.S. Treasury bond yields ended the year at just over 6%, compared to approximately 6 3/8% a year earlier. The net decline in interest rates produced stronger prices for the Fund's portfolio of preferred stock prices, which was certainly helpful. However, moderate declines in interest rates such as this, with significant zigs and zags along the way, can create some "interesting" hedging challenges. On the whole, the systematic adjustments we made in our hedge positions along the way worked out well. Thus, the Fund earned attractive total returns on hedged preferreds overall.

     The supply of traditional preferred stocks eligible for the Dividends Received Deduction ("DRD") continues to shrink as outstanding issues are retired faster than new issues come to market. Most of these retirements have been tax motivated. More recently, however, we have also seen a number of utilities seeking to modify or eliminate their outstanding traditional preferred stocks in order to gain greater flexibility for coping with increasing competition in the utility industry. This "creeping scarcity" has helped the value of the Fund's holdings of traditional preferreds, although the phenomenon is now pretty well reflected in the market. The newer forms of "hybrid" preferreds that are not eligible for the DRD are in much more ample supply.

     The pie charts show the shifts in the composition of the Fund's portfolio by sectors over the last year.


        11/30/96                                         11/30/97


              [PREFERRED INCOME OPPORTUNITY FUND PIE CHARTS]

Adjustable Rates -- 31.3%                          Adjustable Rates -- 24.3%
Cash & Other -- 2.3%                               Cash & Other -- 2.1%
Non-DRD -- 6.3%                                    Non-DRD -- 22.2%
Common Stock -- 2.2%                               Common Stock -- 4.7%
Traditional Rates -- 57.9%                         Traditional Rates -- 46.7%

                             QUESTIONS AND ANSWERS

HOW HAS THE FUND'S DIVIDEND RATE BEEN IMPACTED BY INTEREST RATE CHANGES?

     The Fund's income has behaved pretty much according to plan. We expect it to rise and fall with long term interest rates. The hard part is that we want income to go up more when rates are on the upswing and fall less when rates go down. The following graph, which has been updated from several previous annual reports, indicates that we have been quite successful at accomplishing just that.

                ---------------------------------------------
                      PREFERRED INCOME OPPORTUNITY FUND
                           Monthly Dividend Income
                On a 1,000 Share ($12,500) Initial Investment
                ---------------------------------------------

                          Monthly Dividend Income


Feb-92    Jan-93 83.14   Jan-94 79.87    Jan-95 88.36   Jan-96 78.73   Jan-97 84.06    Jan-98 78.3
          83.14          79.87           88.36          78.73          84.06           78.3
82.5      83.14          79.87           88.36          78.73          84.06
82.5      83.14          79.87           88.36          78.73          84.06
82.5      83.14          85.89           88.36          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
82.5      83.14          85.89           83.83          83.83          84.06
83.14     83.14          85.89           83.83          83.83          84.06
          83.14          89.17           83.83          83.83          84.06
          79.87          88.36           78.73          84.06



                             30 Yr. Treasury Yield

Feb-92 7.79     Jan-93 7.19    Jan-94 6.24     Jan-95 7.73     Jan-96 6.05    Jan-97 6.79
7.96            6.9            6.66            7.55            6.36           6.8
8.03            6.92           7.09            7.43            6.67           7.09
7.84            6.93           7.26            7.33            6.83           6.89
7.84            6.98           7.34            6.63            7              6.98
7.78            6.67           7.61            6.54            6.95           6.74
7.46            6.56           7.39            6.9             7.01           6.45
7.41            6.09           7.48            6.61            7.12           6.61
7.38            6.02           7.82            6.5             6.9            6.3
7.62            5.97           7.96            6.36            6.81           6.15
7.6             6.3            7.94            6.08            6.51           6.04
7.39            6.35           7.88            5.95            6.6            5.95

     The chart shows the history of the Fund's income (on the left hand scale) compared to the level of interest rates on long term Treasury bonds (on the right hand scale). Over the life of the Fund, income has increased when interest rates were rising and given ground very reluctantly when rates were falling. That is what we want.

     We should point out that the chart takes into account the special distribution on December 31, 1997 and the reduction in the dividend rate effective in January, 1998. It is based on a hypothetical investment in 1,000 shares of the Fund at its inception. We have assumed that the shareholder took the regular dividends in cash each month and reinvested in additional shares (at net asset value) only the portions of the year-end special distributions that were "above and beyond" the regular monthly dividend rate.

WHAT HAS HAPPENED WITH THE DISCOUNT OF THE MARKET PRICE OF THE FUND'S SHARES FROM THEIR NET ASSET VALUE?

     Over the last year, the discount was more moderate, and certainly more stable, compared to the several previous years. The following graph shows the history.

                  ----------------------------------------
                     PREFERRED INCOME OPPORTUNITY FUND
                  Premium/Discount of Market Price to NAVC
                  ----------------------------------------

Feb-92 7.26       5.7            -2.98            -10.12             -10.09
8.05              4.41           -3.76            -12.32             -8.37
8.74              4.97           -2.94            -11.15             -6.93
9.8               5.61           -2.04            -10.71             -5.62
8.19              4.97           -3.18            -9.91              -6.93
5.56              4.17           -4.09            -10.14             -8.34
7.05              4.72           -6.28            -11.74             -6.78
5.47              4.25           -5.1             -12.33             Feb-97 -6.23
5.9               3.62           -13.22           -12.65             -5.51
5.46              1.63           -13.68           -14.54             -6.45
5.36              3.06           -14.1            -11.97             -6.05
3.06              2.12           -10.4            -12.79             -5.81
2.48              1.81           -7.86            -13.12             -6.54
3.07              0.08           -10.87           -11.46             -7.15
2.82              3.7            -9.9             Feb-96 -12.33      -7.15
4                 3.31           -7.7             -12.33             -5.73
3.57              4.01           -4.02            -12.79             -7.77
4.42              3.38           -8.68            -13.03             -9.04
4.75              2.44           -7.32            -11.24             -7.48
6.26              2.14           -6.04            -14.65             -6.72
8                 2.61           -8.51            -15.08             -6.18
5.92              2.63           -0.1             -14.87             -6.47
6.47              2.46           -1.41            -15.15             -5.73
6.13              0.9            -4.21            -13.15             -3.62
6.28              0.01           -6.19            -12.86             -6.15
5.14              -1.07          Feb-95 -2.34     -12.79             -4.81
5.39              -2.82          -3.14            -13.83             -4.73
5.06              -1.79          -5.88            -11.53             -4.18
6.84              -0.763         -3.76            -11.3              -4.98
4.74              -3.34          -2.97            -14.08             -5.85
4.41              -3.38          -5.85            -13.86             -4.86
6.2               -4.31          -5.23            -13.86             -6.3
6.75              -1.53          -5.34            -12.55             -2.73
4.9               -0.36          -3.93            -13.37             -7.01
1.88              1.57           -3.41            -13.01             -8.09
2.78              -1.29          -3.93            -9.18              -7.67
1.8               -3.77          -6.9             -10.79             -4.72
1.88              Feb-94 -3.19   -3.41            -10.13             -5.8
4.08              -4.62          -5.76            -11.22             -6.56
8.44              -8.63          -3.93            -9.39              -5.1
6.3               -5             -9.33            -8.76              -4.92
6.13              -3.92          -7.53            -6.88              -2.92
6.91              -3.15          -4.81            -6.73              -4.92
5.36              -5.85          -7.29            -7.79              -5.06
6.21              -5.62          -8.07            -8.36              -5.27
6.79              -5.52          -7.49            -8.36              -4.77
5.95              -5.1           -6.86            -6.61              -4.42
4.34              -9.76          -6.9             -9.91              -3.77
5.76              -10.12         -7.64            -9.91              -6.41
Feb-93 4.83       -10.42         -10.87           -8.76              -5.76
2.84              -7.75          -9.11            -8.76              -4.98
2.02              -7.37          -9.73            -9.35              Nov-97 -4.69
3.1               -6.36          -10.18           -8.34
4.73              -3.12          -10.11           -7.96
6.51              -6.83          -7.8             -9.32
3.03              -2.88          -7.06            -6.3
4.57              -4.57          -8.33            -5.86
5.14              -3.93          -8.132           -6.08
5.78              -4.09          -7.49            -7.92
5.7               -3.44          -6.41            -8.13
6.59              -4.9           -7.18
6.51              -2.94          -10.06
5.13              -3.27          -9.09
6.1               -2.21

     One very positive effect of the stabilization of the discount was that the market price of the shares fully reflected the excellent performance of the Fund based on its net asset value. The returns to shareholders based on market price were actually slightly better than the returns on NAV.

DOES THE FUND HAVE TO BE SO DARN COMPLICATED?

     For better or worse, the answer is "Yes!" At a time when money managers generally are having trouble beating the markets in which they invest and justifying their existence, you really have to do something different from the rest. If we simplified the Fund's strategies, it probably would not work as well. We would rather have to apologize for its complexity than for its results.

                                        6